                         SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted
                                          by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           MATEC CORPORATION
-----------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     O-11.

     1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------
     5) Total fee paid:

        ---------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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                               MATEC CORPORATION
                           (A Delaware corporation)
                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                April 24, 1996
                              -----------------


To the Stockholders of
MATEC CORPORATION

    The Annual Meeting of Stockholders of MATEC Corporation will be held at the Courtyard Marriott, 10 Fortune Boulevard, Milford, MA 01757, on April 24, 1996 at 10:00 A.M. to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

           (1) The election of seven directors; and

           (2) Such other matters as may properly come before the meeting.

    The Board of Directors has fixed March 22, 1996, at the close of business, as the record date for the determination of stockholders entitled to vote at the meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The list of such stockholders will be available for inspection by stockholders during the ten days prior to the meeting in accordance with
Section 219 of the Delaware General Corporation Law at the Courtyard Marriott, 10 Fortune Boulevard, Milford, MA 01757. Stockholders may make arrangements for such inspection by contacting the Secretary of MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748. The stock transfer books of the Corporation will not be closed.

    WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE FILL IN, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.

                                By Order of the Board of Directors


                                      John J. McArdle III
                                             Secretary

March 25, 1996

    Requests for additional copies of the proxy material should be addressed to Secretary, MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748.

                               MATEC CORPORATION

                                75 South Street
                        Hopkinton, Massachusetts  01748


                            --------------------

                                PROXY STATEMENT
                            --------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                April 24, 1996
                            --------------------



    The enclosed Proxy is solicited by the Board of Directors of MATEC Corporation (the "Corporation") in connection with the Annual Meeting of Stockholders to be held on April 24, 1996. The Board of Directors has fixed March 22, 1996, at the close of business, as the record date for the determination of stockholders entitled to vote at the meeting. Any Proxy received by the Board of Directors may be revoked, either in writing or in person, by the record holder of the shares covered thereby, if such revocation is received by the Corporation at any time prior to said Proxy being exercised. It is anticipated that this Proxy Statement and the enclosed Notice and Proxy first will be mailed to stockholders of record on or about March 27, 1996.

    All Proxies will be voted in accordance with the instructions contained therein and if no choice is specified will be voted in favor of the election as directors of the persons named herein. The Corporation knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any such nominee should prior to the election become unable to serve as a director, the Proxy will be voted for such substitute nominee, if any, as the Board of Directors shall propose.

    A stockholder who abstains from a vote by registering an abstention vote will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on the particular matter. Similarly, in the event a nominee holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters. Thus, on the vote for the proposal to elect directors, where the outcome depends on the votes cast, abstentions and non-votes will have no effect.

    The Annual Report to Stockholders of the Corporation, including financial statements for the year ended December 31, 1995, is enclosed herewith.

                               VOTING SECURITIES

    All the voting power of the Corporation is vested in its Common
Stock. As of the close of business on March 15, 1996, 2,764,371 shares of Common Stock, par value $.05 per share (exclusive of 1,029,324 shares held by the Corporation as treasury shares) were outstanding. Each share of Common Stock (other than the treasury shares) is entitled to one vote.

    Set forth below is information concerning the ownership as of March 15, 1996 of the Common Stock of the Corporation by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Corporation. Unless otherwise indicated the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

Name and Address                   Amount                    Percentage of
of Beneficial Owner           Beneficially Owned                 Class
-------------------           ------------------              ------------

Dimensional Fund                 201,700 (1)                      7.3%
 Advisors Inc.
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

Robert B. Gill                   211,300 (2)(3)(4)                7.4%
34 Woodland Drive
East Windsor, NJ  08520

John J. McArdle III              187,962 (5)(6)(7)                6.8%
Framingham Savings Bank
15 Park Street
Framingham, MA  01701

Mary R. and                      220,000                          8.0%
 Emil Vaccari
508 40th Street
Union City, NJ  07087

Robert W. Valpey                 204,403 (5)(8)                   7.4%
Route 25
Box 249
Center Harbor, NH  03226

Ted Valpey, Jr.                  747,435 (9)                     27.0%
P.O. Box 4100
Portsmouth, NH  03801

----------------------------
(1) Dimensional Fund Advisors Inc., a registered investment advisor, is deemed to have beneficial ownership of 201,700 shares of Common Stock of the Corporation as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares.

(2) Includes 74,300 shares jointly owned by Mr. Gill's wife.

(3) Includes 90,000 shares issuable upon exercise of currently exercisable stock options.

(4) Includes 74,300 shares deposited as collateral by Mr. & Mrs. Gill in a joint margin account maintained by them with a registered broker-dealer.

(5) Includes 100,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of two trustees.

(6) Includes 25,750 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.

(7) Includes 2,500 shares issuable upon exercise of currently exercisable stock options.

(8) Includes 2,900 shares owned by Mr. Robert Valpey's wife as to which he disclaims beneficial ownership and 1,000 shares jointly owned by Mr. Valpey's wife.

(9) Substantially all of such shares are pledged as collateral to a bank to secure certain indebtedness of Mr. Ted Valpey, Jr.

                     SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information furnished to the Corporation regarding the beneficial ownership of the Corporation's Common Stock at March 15, 1996 by each director, nominee for election as director, executive officer and executive officers and directors as a group. Unless otherwise indicated, such person has sole voting and investment power with respect to the shares beneficially owned.

Directors and                      Amount                    Percent
Executive Officers           Beneficially Owned               Owned
------------------           ------------------              -------

Eli Fleisher                       87,000 (1)                  3.1%
Robert B. Gill                    211,300 (2)(3)(4)            7.4%
Lawrence Holsborg                 114,267                      4.1%
John J. McArdle III               187,962 (5)(6)(7)            6.8%
Joseph W. Tiberio                  25,000                 less than 1%
Robert W. Valpey                  204,403 (5)(8)               7.4%
Ted Valpey, Jr.                   747,435 (9)                 27.0%
Michael J. Kroll                   17,300 (10)(11)        less than 1%

Directors and Executive
  Officers as a Group
  (consisting of
  8 individuals)                1,494,667 (1)-(11)            52.2%
---------------------
(1) Includes 1,500 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership.

(2) Includes 74,300 shares jointly owned by Mr. Gill's wife.

(3) Includes 90,000 shares issuable upon exercise of currently exercisable stock options.

(4) Includes 74,300 shares deposited as collateral by Mr. & Mrs. Gill in a joint margin account maintained by them with a registered broker-dealer.

(5) Includes 100,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of two trustees.

(6) Includes 25,750 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.

(7) Includes 2,500 shares issuable upon exercise of currently exercisable stock options.

(8) Includes 2,900 shares owned by Mr. Robert Valpey's wife as to which he disclaims beneficial ownership and 1,000 shares jointly owned by Mr. Valpey's wife.

(9) Substantially all of such shares are pledged as collateral to a bank to secure certain indebtedness of Mr. Ted Valpey, Jr.

(10) Includes 6,700 shares jointly owned by Mr. Kroll's wife.

(11) Includes 5,500 shares issuable upon exercise of currently exercisable stock options.

                             ELECTION OF DIRECTORS

Nominees

    Seven directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified. Directors are elected by a plurality of the votes cast.

    The following table sets forth certain information furnished to the Corporation regarding the persons who are nominees for election as directors of the Corporation:
                                                     Year First
                            Principal Occupation     Elected
Name of Nominee             for Past Five Years      Director      Age
---------------             --------------------     ---------     ---

Eli Fleisher(d)             Investor since            1977          68
                            prior to 1991.

Robert B. Gill(a)(c)        President and Chief       1983          54
                            Executive Officer
                            of the Corporation
                            since December 21,
                            1992; President of
                            Laser Diode, Inc.
                            (manufacturer of
                            communication
                            equipment) from
                            prior to 1991
                            to December 1992.

Lawrence Holsborg(b)(c)(d)  Investor since prior      1986          62
                            to 1991.

John J. McArdle III(a)(b)   Employee of Prime         1992          46
                            Capital Group
                            (financial consul-
                            tants) since prior
                            to 1991; President of
                            RSC Realty Corporation
                            (a subsidiary of the
                            Corporation) since prior
                            to 1991 and Secretary
                            of the Corporation
                            since prior to 1991;
                            President and Chief
                            Executive Officer of
                            Framingham Savings Bank
                            since January 1993.

                                                     Year First
                            Principal Occupation     Elected
Name of Nominee             for Past Five Years      Director      Age
---------------             --------------------     ----------    ---
Joseph W. Tiberio(a)(b)     President, Century        1986          74
                            Manufacturing Co.,
                            Inc. (metal stamp-
                            ing) since prior to
                            1991; President
                            Ty-Wood Corporation
                            (metal fabrication)
                            since prior to 1991.

Robert W. Valpey(a)(d)      Investor since prior      1982          60
                            to 1991.

Ted Valpey, Jr.(a)(c)       Investor; Chairman        1980          63
                            of the Corporation
                            since prior to
                            1991 and Chief
                            Executive Officer
                            of the Corporation
                            from prior to 1991
                            to December 21, 1992.

--------------------

(a) Member of the Executive Committee.
(b) Member of the Audit Committee.
(c) Member of the Nominating Committee.
(d) Member of the Stock Option-Compensation
    Committee.

    Each of the above nominees was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected.

    Ted Valpey, Jr. and Robert W. Valpey are brothers.

    The Board of Directors held six meetings during the last fiscal year.

    The Stock Option-Compensation Committee of the Board of Directors provides management with guidance in the establishment and administration of compensation policies and recommends levels of compensation to the Board and grants options pursuant to the Corporation's 1992 Stock Option Plan. The Stock Option-Compensation Committee held three meetings during 1995.

    The Nominating Committee of the Board of Directors performs such functions as the selection and recommendation to the Board of Directors of potential candidates for nomination as directors. The Nominating Committee held one meeting during 1995. In recommending to the Board the nominees for election as directors, the Committee will consider stockholders' recommendations for director sent to the Nominating Committee, c/o Secretary, MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748. Stockholders must submit the names of potential future nominees in writing with a statement of their qualifications and an indication of the potential nominee's willingness to serve as a director if nominated and elected.

    The Executive Committee of the Board of Directors is authorized to exercise all of the authority of the Board of Directors except that which by law cannot be delegated by the Board of Directors. The Executive Committee did not meet during 1995.

    The Audit Committee of the Board of Directors performs the customary functions of such a committee including recommendation to the directors of the engagement of independent auditors, the review of the plan and results of the yearly audit by the independent auditors, the review of the Corporation's system of internal controls and procedures and the investigation, where necessary, into matters relating to the audit functions. The Audit Committee held three meetings during 1995.

    Except as set forth below none of the directors or nominees is a director of any company (other than the Corporation) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

          Name of
          Director                     Director of
          --------                     -----------

          John J. McArdle III          Framingham Savings Bank

          Ted Valpey, Jr.              Framingham Savings Bank


Directors Compensation
----------------------

    Each outside director is paid an annual director's fee of $1,000 plus $500 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $500 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $250 per Committee meeting.

Compliance with Section 16(a) of the
Securities Exchange Act of 1934
------------------------------------

    As required by the Securities and Exchange Commission rules under
Section 16(a) of the Securities Exchange Act of 1934, the Corporation notes that in 1995 one of its directors, Eli Fleisher, filed one delinquent monthly report reporting one transaction for the purchase of 500 shares of the Common Stock of the Corporation.

                              EXECUTIVE COMPENSATION

Executive Compensation
----------------------

    The Summary Compensation Table below sets forth compensation information for each of the Corporation's last three fiscal years for the Chief Executive Officer ("CEO") and the other executive officer who was serving as such at the end of the Corporation's fiscal year ended December 31, 1995 and whose total annual salary for such fiscal year exceeded $100,000.

                            SUMMARY COMPENSATION TABLE


                                               Long Term
                 Annual Compensation(1)(2)     Compensation
                 ----------------------------  ------------

                                               Awards
                                               ------

                                               Securities
Name and                                       Underlying
Principal                                      Options/       All Other
Position           Year    Salary     Bonus    SAR's (#)      Compensation(3)
---------          ----    ------     -----    ----------     ------------

Robert B. Gill     1995   $200,000   $25,000        --          $4,500
President          1994    175,000      --          --           4,500
                   1993    175,673      --          --             -0-


Michael J. Kroll   1995    111,500      --          --           3,532
Vice President     1994    107,000      --         2,500         3,210
and Treasurer      1993    106,096      --          --           3,171

-----------------------------------------

(1) The Corporation maintains a Management Incentive Plan (the "Incentive Plan") which provides cash payments to key managers of the Corporation based on the achievement of defined pre-tax profit objectives by various operating units and other transaction and performance-oriented goals. The Corporation paid no amounts to Mr. Gill or Mr. Kroll pursuant to the Incentive Plan in 1995, 1994, or 1993.

(2) The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

(3) Represents amounts allocated under the Corporation's Profit Sharing and Savings Plan.

Option Table
------------
    The following table sets forth the fiscal year-end option values with respect to Mr. Gill and Mr. Kroll. Neither Mr. Gill nor Mr. Kroll exercised any stock options during 1995. No stock options were granted to Mr. Gill or Mr. Kroll during 1995.


                        December 31, 1995 Option Values
                        -------------------------------

                        Number of
                        Securities                      Values of
                        Underlying                      Unexercised
                        Unexercised                     In-the-money
                        Options at                      Options at
                        12/31/95                        12/31/95 (1)

    Name          Exercisable   Unexercisable    Exercisable  Unexercisable
    ----          -----------   -------------    -----------  -------------

Robert B. Gill       90,000         60,000        $45,000        $30,000

Michael J. Kroll      5,500          2,000          -0-            -0-

-------------------------

(1) The fair market value of the Corporation's Common Stock at December 31, 1995 was $4.00 per share. The exercise price of all exercisable and unexercisable options to purchase shares held by Mr. Kroll were equal to or in excess of such fair market value.


Certain Transactions
--------------------

    The Corporation pays Ted Valpey, Jr. $80,000 per year for his services as Chairman and reimburses Mr. Valpey at the rate of $4,000 per month for office, secretarial and other business expenses.


                                 OTHER MATTERS

    The Board of Directors knows of no matters to be presented at the meeting other than those set forth in the foregoing Notice of Annual Meeting. If other matters properly come before the meeting, the persons named on the accompanying form of proxy intend to vote the shares subject to such proxies in accordance with their best judgment.

Audit and Related Matters
-------------------------

    The Board of Directors has selected Deloitte & Touche, independent certified public accountants, as auditors of the Corporation for 1996.

    The consolidated financial statements of the Corporation and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 1995 were examined by Deloitte & Touche. Representatives of Deloitte & Touche are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

Additional Information
----------------------

    The cost of solicitation of Proxies will be borne by the Corporation. If necessary to insure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Corporation. Such solicitation will be without cost to the Corporation, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefore will be reimbursed by the Corporation.

Stockholder's Proposals
-----------------------

    From time to time, stockholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the annual meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1997 annual meeting must be received by the Corporation no later than November 25, 1996.

                                             John J. McArdle III
                                                  Secretary

March 25, 1996

    Upon the written request of any stockholder of the Corporation, the Corporation will provide to such stockholder a copy of the Corporation's Annual Report on Form 10-K for 1995, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any such request should be directed to Secretary, MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Corporation's reasonable expenses of furnishing such exhibits may be charged.

    All stockholders are urged to fill in, sign and mail the enclosed Proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

Appendix
                             MATEC CORPORATION

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR ANNUAL MEETING ON APRIL 24, 1996

    The undersigned hereby constitutes and appoints TED VALPEY, JR., ROBERT B. GILL and MICHAEL J. KROLL, any one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of MATEC Corporation which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on April 24, 1996, at the Courtyard Marriott, 10 Fortune Boulevard, Milford, Massachusetts 01757, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote on the proposal set forth on the opposite side and described in the Proxy Statement dated March 25, 1996.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated March 25, 1996.

-------------------------------------------------------------------------
|  PLEASE VOTE, DATE, AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN |
|  ENCLOSED ENVELOPE.                                                   |
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|                                                                       |
| Please sign this proxy exactly as your name appears on the books of | | the Corporation. Joint owners should each sign personally. Trustees | | and other fiduciaries should indicate the capacity in which they sign,| | and where more than one name appears, a majority must sign. If a | | corporation, this signature should be that of an authorized officer |
| who should state his or her title.                                    |
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HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------        --------------------------------

---------------------------------        --------------------------------

---------------------------------        --------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                                 With- For All
                                                             For hold  Except
MATEC CORPORATION         1. The election of seven directors. []  []     []

UNLESS OTHERWISE SPECIFIED    Eli Fleisher, Robert B. Gill, Lawrence Holsborg,
IN THE SPACE PROVIDED, THE    John J. McArdle III, Joseph W. Tiberio, Robert
UNDERSIGNED'S VOTE IS TO      W. Valpey, Ted Valpey, Jr.
BE CAST "FOR" THE ELECTION
AS DIRECTORS OF THE PERSONS   If you do not wish your shares voted "For" a
NAMED IN THE PROXY STATE-     particular nominee, mark the "For All Except"
MENT DATED MARCH 25, 1996.    box and strike a line through the nominee(s)
                              name. Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:           A vote "FOR" is recommended by the Board of
                              Directors on the above proposal.



Please be sure to sign and        Mark box at right if comments or address []
date this Proxy.--------------    change have been noted on the reverse
                |Date        |    side of card.
------------------------------------------------------
|                                                    |
|                                                    |
-Stockholder sign here--------Co-owner sign here------


Detach Card
                     MATEC CORPORATION

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting, April 24, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

MATEC Corporation